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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 1999


                               HEALTHWATCH, INC.
             (Exact Name of Registrant as specified in its charter)


          Georgia                     000-11476                  84-0916792
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of Incorporation)            File Number)            Identification No.)


                          9040 Roswell Road, Suite 470
                            Atlanta, Georgia  30350
          (Address of principal executive offices including Zip Code)

                                  770-641-5555
              (Registrants telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)



                            Exhibit Index on Page 3
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Item 5.   Other Events

          See description of event in the press release dated December 28, 1999, attached hereto as Exhibit A.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTHWATCH, INC.


                                        By:   /s/ Paul W. Harrison
                                              ----------------------------------
                                              Paul W. Harrison

                                        Date: January 3, 2000
                                              ----------------------------------

                                        Name and Title:  Paul W. Harrison
                                                         Chief Executive Officer



Description                                          Page
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Press Release dated December 28, 1999
                                                     ----
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                                   EXHIBIT A


                HEALTHWATCH, INC. ANNOUNCES PRIVATE PLACEMENT OF
                        SECURITIES AND AN AGREEMENT FOR
                          INVESTMENT BANKING SERVICES


ATLANTA, GEORGIA, DECEMBER 28, 1999 -  FOR IMMEDIATE RELEASE


HealthWatch, Inc. (NASDAQ Smallcap Symbol: HEAL) announces that it has raised $350,000.00 from the sale of Company securities to an investment banking firm, and has also retained the same firm to seek to raise approximately an additional $2.5 million in a private placement of the Company's securities on a best efforts basis.

Such securities, including those which have been sold and those which are proposed to be sold, will not be, and have not been, registered under the Securities Act of 1933 and may not be and have not been offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This release contains certain "forward-looking" statements, including statements regarding, among other items, the Company's growth strategy, industry and demographic trends, the Company's ability to generate additional sales of its products and anticipated trends in its business. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including the Company's need for additional financing, intense competition in various aspects of the Company's business, the risks of rapid growth, dependence on key personnel, product obsolescence, and/or lack of market acceptance and other related factors.

For more information about HealthWatch, contact Marilyn May, Director of Corporate Communications at (770) 641-5550.